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                                                                  EXHIBIT 10.26a

               AMENDMENT NO. 1 TO STANDARD OFFICE/WAREHOUSE LEASE

     THIS IS AMENDMENT NO. 1 TO THE STANDARD INDUSTRIAL OFFICE/WAREHOUSE LEASE ("First Amendment") is dated as of March 1, 2001 by and between Winton Industrial Center, Inc., a Delaware corporation ("Landlord"), and Aradigm Corporation, a California corporation ("Tenant").

                                    RECITALS

          A. Landlord and Tenant are parties to that certain Standard Industrial Office and Warehouse Lease dated as of September 11, 2000 (the "Lease") for 125,880 square feet. Landlord and Tenant agree to reduce the Premises by 35,640 square feet ("Reduced Space") to a new Premises of 90,240 square feet ("Reduced Premises"). All capitalized terms used but not defined herein will have the meanings given to them in the Lease. Tenant has requested, and Landlord has agreed, to redefine and decrease the existing Premises by the amount of the Reduced Space. Accordingly, Landlord and Tenant hereby amend the Lease as provided in this Amendment.

          NOW, THEREFORE, in consideration of the foregoing Recitals, and for other good and valuable consideration, the receipt of which is hereby acknowledged Landlord and Tenant hereby agree as follows:

          1. TERM. The Commencement Date for the Reduced Premises shall be March 1, 2001 and the Term for the Reduced Premises shall expire December 31, 2005.

          2. DESCRIPTION OF THE REDUCED PREMISES. As of March 1, 2001, the leased Premises shall be reduced for the Term by 35,640 square feet of space as further described on the attached Exhibit "A" to the First Amendment for a total of 90,240 square feet.

          3. RENTAL. The monthly rental amount of the Term beginning March 1, 2001 on the Reduced Premises, shall be as follows and shall be for the rent due under the original Lease:

                    MONTHS              MONTHLY RENT DUE
                    ------              ----------------
                    01 - 07             $42,412.80
                    08 - 19             $44,217.60
                    20 - 31             $46,022.40
                    32 - 43             $47,827.20
                    44 - 58             $49,632.00

          4. TAXES, INSURANCE AND MAINTENANCE RESERVE DEPOSIT. Tenant's share of Property, Taxes, Insurance and Maintenance expenses for the project shall be decreased from 15.2% to 10.9% for the remainder of the Term and any existing options.

          5. CONTINGENCY. This First Amendment is contingent upon Landlord executing a Lease Amendment with Menlo Logistics for an expansion into the area defined as the Reduced Space of 35,640 square feet.

          6. REAL ESTATE FEE AND COSTS. Tenant is responsible for a real estate commission in the amount of $43,000.00, which shall be paid within thirty (30) days of lease commencement. In addition, Tenant shall be responsible for costs to separately meter electrical service which amount shall
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net exceed $10,000.00 and the cost to secure the roll-up security doors which amount shall not exceed $1,000.00. Tenant shall reimburse Landlord for actual costs up to $11,000.00 in total within thirty (30) days from the receipt of the request from the Landlord of actual invoices in connection with demising the Reduced Space from the original Premises.

     9. NO OTHER AMENDMENTS. Except as modified in this Amendment, the Lease shall continue modified and in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


TENANT

ARADIGM CORPORATION,
a California Corporation



By: /s/ NORMAN HALLEEN
   ------------------------------------
Print: Norman Halleen
      ---------------------------------
Its: CFO
    -----------------------------------
Date: 3/14/01
     ----------------------------------


LANDLORD

WINTON INDUSTRIAL CENTER, INC.
a Delaware corporation



By: /s/ DAVID K. HUBBS
   ------------------------------------
Print: David K. Hubbs
      ---------------------------------
Its: President
    -----------------------------------
Date: 3-20-01
     ----------------------------------


By: /s/ CATHERINE FLYNN
   ------------------------------------
Print: Catherine Flynn
      ---------------------------------
Its: Assistant Secretary
    -----------------------------------
Date: 3/20/01
     ----------------------------------


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                                   EXHIBIT A

                                REDUCED PREMISES



                                   [DIAGRAM]